UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2004
(Date of earliest event reported)

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-9371	38-3160141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
Ann Arbor, Michigan	48106
(Address of Principal Executive Offices)	(Zip Code)

(734) 994-5505
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
Forward-Looking Statements
SIGNATURES
Exhibit Index
Agreement of Sale

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

     On November 19, 2004, Captec Franchise Capital Partners L.P. III (the “Partnership”) and GE Capital Franchise Finance Corporation (“GE Capital”) executed an Agreement of Sale (the “Agreement”) pursuant to which the Partnership has agreed to sell to GE Capital twelve of the Partnership’s properties and certain real property leases related to such properties, and three of the Partnership’s equipment lease packages, for an aggregate purchase price of $20,565,000. Under the Agreement, the purchase price may be adjusted if, among other things, less than all the properties set forth in the Agreement are sold to GE Capital due to the exercise by tenants of certain rights of first refusal contained in the property leases or for certain changes in the 10 Year U.S. Swap Interest Rate Index.

     The closing of the transactions contemplated by the Agreement is contingent upon the satisfaction of certain customary conditions set forth more fully in the Agreement, including satisfactory completion of due diligence review by GE Capital and certain committee approvals of GE Capital. The parties to the Agreement anticipate that the closing will occur on or before December 31, 2004.

     There is no material relationship between the Partnership or its affiliates and GE Capital, other than in respect of the Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	No financial statements are required to be filed as part of this Form 8-K.

(b)	No pro forma financial information is required to be filed as part of this Form 8-K.

(c)	The following exhibit is filed as part of this Form 8-K:

99	Agreement of Sale between GE Capital Franchise Finance Corporation and Captec Franchise Capital Partners L.P. III, dated November 19, 2004.

Forward-Looking Statements

     This Form 8-K contains forward-looking statements, which are any statements other than statements of historical fact. As utilized in this document, words such as “intends,” “anticipates,” “expects,” “will,” “could,” “estimate” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including statements concerning anticipated future revenues, by their nature involve substantial risks and uncertainties, many of which are beyond the Partnership’s control and the Partnership’s actual results may differ materially depending on a variety of important factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Partnership disclaims any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III

By:	GP3 Asset Acquisition, LLC
General Partner of Captec Franchise Capital Partners L.P. III

By:	/s/ Patrick L. Beach

Patrick L. Beach
President

Date:	November 24, 2004

Exhibit Index

Exhibit no.	Description of exhibit
99	Agreement of Sale between GE Capital Franchise Finance Corporation and Captec Franchise Capital Partners L.P. III, dated November 19, 2004.